Exhibit 99.1

ANALYST DAY 2022

Union City, Indiana December 7, 2022 Analyst Day

© Copyright 2022 Workhorse. Confidential & Proprietary | 3 Agenda • Welcome/Introduction • CEO Perspective • Technology Overview • CV Overview • Aerospace Overview • Stables & Stalls Overview • Break • Finance Overview • Q & A Panel • Lunch/Plant Tour • Ride and Drives/ Drone Demo

The material in this document contains forward - looking statements reflecting our current expectations that involve risks and uncertainties. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. When used in this document, the words “anticipate”, “expect”, “plan”, “believe”, “seek”, “estimate” and similar expressions are intended to identify forward - looking statements. These are statements that relate to future periods and include, but are not limited to, statements about the features, benefits and performance of our products, our ability to introduce new product offerings and increase revenue from existing products, expected expenses including those related to selling and marketing, product development and general and administrative, our beliefs regarding the health and growth of the market for our products, anticipated increase in our customer base, expansion of our products functionalities, expected revenue levels and sources of revenue, expected impact, if any, of legal proceedings, the adequacy of liquidity and capital resource, and expected growth in business. Forward - looking statements are statements that are not historical facts. Such forward - looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward - looking statements contained in this document. Factors that could cause actual results to differ materially include, but are not limited to: our ability to develop and manufacture our new product portfolio, including the recently announced W750, W56 and W34 platforms; our ability to attract and retain customers for our existing and new products; risks associated with obtaining orders and executing upon such orders; supply chain disruptions, including constraints on steel and semiconductors and resulting increases in costs impacting our company, our customers, our suppliers or the industry; our ability to implement modifications to vehicles to achieve compliance with Federal Motor Vehicle Safety Standards and to meet customer requirements with respect to the C - 1000s; our ability to capitalize on opportunities to deliver products to meet customer requirements; our limited operations and need to expand and enhance elements of our production process to fulfill product orders; the ability to protect our intellectual property; negative impacts stemming from the COVID - 19 pandemic; market acceptance for our products; our ability to control our expenses; potential competition, including without limitation shifts in technology; global and local business conditions; acts of war (including without limitation the conflict in Ukraine) and/or terrorism; the prices being charged by our competitors; our inability to retain key members of our management team; our inability to raise additional capital to fund our operations and business plan; our inability to satisfy covenants in our financing agreements; our inability to maintain our listing of our securities on the Nasdaq Capital Market; our inability to satisfy our customer warranty claims; the outcome of any regulatory proceedings; our liquidity and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission (“SEC”), including our annual report on Form 10 - K and our quarterly reports on Form 10 - Q filed with the SEC. Forward - looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by law. © Copyright 2022 Workhorse. Confidential & Proprietary | 4 Disclaimer Cautionary Note Regarding Forward Looking Statements

Why We are Here Today ▪ Review the Progress We Have Made Rebuilding our Foundation – Introduce our revamped leadership team – Review steps we have taken to “Stabilize & Fix” the business and strengthen financial foundation ▪ Demonstrate Our Capabilities and Our Product Roadmap – Provide updates on our trucks, aircraft and value - added cloud - based telematics systems – Highlight our world - class manufacturing facilities & enhanced operational capabilities ▪ Spotlight Our Relentless Focus on Execution Going Forward – Expect to drive significant revenue growth in 2023 as we continue ramping up and delivering for customers – Making last - mile delivery as efficient and environmentally friendly as possible Creating value by making last - mile delivery as efficient and environmentally friendly as possible © Copyright 2022 Workhorse. Confidential & Proprietary | 5

Workhorse Today ▪ Differentiated commercial EV business with a clear product roadmap, value - added offerings ▪ Drone business targeting specific, high growing market segments ▪ Enhanced manufacturing facilities in the heartland of America ▪ Strengthened financial foundation to fuel growth Focused on near - term execution and committed to creating long - term value © Copyright 2022 Workhorse. Confidential & Proprietary | 6

WORKHORSE™

The Commercial EV Space – a "Tale of Two Cities"

- Government Regulatory and Macroeconomic Industry Tailwinds
  - On-Line commerce and delivery demand >20% CAGR
  - Stringent CARB Standards – 2040 Carbon Neutral Targets
  - Massive Government Funding for energy and climate initiatives:
    - IRA ($369B)
    - Infrastructure ($15B)
    - DOE ATVM Program ($15B)
    - Federal Fleet conversion mandate
    - EV Tax Credits: Up to $40k for GVWR over 14,000 lbs. $7,500 under 14,000 lbs.
    - State and Regional incentive programs
    - Commercialization of Drone Technology for Last Mile Delivery 17,000% CAGR* by 2029
- Struggling Start-Ups – "Survivors Game"
  - Public Commercial EV company market values down 70-90% in '22
  - 50-100 Drone start-up companies - "Wild, Wild West"
  - Many companies lack 'real world' operating (Auto, CV, FAA) experience
  - Start-up challenges – Product Development, Production, Supply Chain, Funding


WORKHORSE


WORKHORSE

Sector leadership & survival comes down to SUCCESSFUL EXECUTION

**Source: Teal Group: World Civil UAS Market Forecast 2020/21 Edition*

© Copyright 2022 Workhorse. Confidential & Proprietary | 7

WORKHORSE™

"Stabilize, Fix and Grow"

6 P's: People, Products, Processes, Partners, Politics, Profits

Building the foundations for two profitable businesses

	Progress to date:
Profitably Grow Organically, M&A	15%
Competitive Cost Structure, Common LEAN Systems	30%
CORE vs. Non-CORE Decisions Keep & Grow or Sell & Exit	100%
Customer Centric, Technology Leadership Product, Process, Systems	70%
Ethical People, Selfless Leaders, Team Players No Politics	95%

Value Creation For ALL Stakeholders

- Associates
- Investors
- Communities
- Customers
- Suppliers
- Business Partners

Converting technology start-ups into OEMs!

© Copyright 2022 Workhorse. Confidential & Proprietary | 8

Experienced, capable leadership



"We've assembled a team of experienced, capable leaders in critical positions to strengthen our operational, supply chain, and technical capabilities."

- Rick Dauch
CEO, Workhorse Group

Robert "Bob" Ginnan
Chief Financial Officer

20+ years of senior finance and leadership experience.

Past experience:
Family RV Group

Josh Anderson
Chief Technology Officer

20+ years veteran of EV and HEV commercial vehicle space.

Past experience:
Desch Systems

Jim Harrington
Chief Compliance Officer, Gen Counsel

25+ years of Business, Legal, Accounting and HR experience.

Past experience:
Tenneco, Delphi

Stan March
VP, Corp. Development & Communications

Extensive experience in M&A activities, public affairs, investor relations and corporate communications

Past experience:
Landis+Gyr

Kerry Roraff
Chief Human Resources Officer

20+ years of experience in the automotive, information technology and tele-communications industries.

Past experience:
HARMAN

Ryan Gaul
President, Commercial Vehicles

20 years of automotive industry experience.

Past experience:
Gentherm

Jim Peters
VP, Supply Chain & Procurement

Extensive experience in automotive OEM and Tier 1 levels.

Past experience:
American Axle and Manufacturing

John Graber
President, Workhorse Aero

Extensive public and private aerospace industry experience.

Past experience:
Global Aviation Holdings

Christina Ameigh
VP, Sales & Marketing

20+ years of automotive sales leadership experience.

Past experience:
Volvo Trucks

Gregory Ackerson
Chief Accounting Officer and Corp. Controller

15+ years of experience in accounting, auditing and finance.

Past experience:
BDO USA LLP

Ben Drake
VP, Government Affairs

Public and private sector experience in resilience and emerging technology policy.

Past experience:
Department of Defense

Dave Bjerke
VP, Product Development

Extensive experience in vehicle synthesis and integration, program planning, and management.

Past experience:
Triad Services Group

Mike Gerdes
VP, Flight Operations and Engineering

30 years of experience in flight operations, training programs, and FAA certifications.

Past experience:
Southwest Airlines

Joe McCulloch
VP Aero Operations and Supply Chain

20+ years of automotive operations, financial ,and supply chain leadership.

Past experience:
BorgWarner

© Copyright 2022 Workhorse. Confidential & Proprietary | 9

WORKHORSE™

Market Driven Product Programs

Design, Test, Source Components and Build Industry Leading Products


JAN 22
MAR 22
Wixom Tech Center
MAY 22
Technical Team in Place
SEP 22
W4 CC SORP
NOV 22
W56 Program Builds
TODAY
DEC 22
HALO Final Flight Testing
Horsefly Advanced Flight Testing
W750 Run-at-Rate Builds
MAR 23
W750 SORP
APR 23
Horsefly and HALO SORP
NOV 22
W56 Market Launch
AUG 23
W56 SORP

© Copyright 2022 Workhorse. Confidential & Proprietary | 10

WORKHORSE™

World Class EV & Drone Manufacturing Sites in America's Heartland



Workhorse Ranch: "Ready to Run"

- MFG complex capacity 10,000 trucks/yr by 2025
- Multiple classes of EVs
- Dedicated battery storage facility
- Contract manufacturing
- NVH Test Track

Horsefly Field

- One Site
- 5,000 drones/yr manufacturing capacity by 2025
- Multiple product lines
- Indoor Flight Testing


PRODUCTION

© Copyright 2022 Workhorse. Confidential & Proprietary | 11

WORKHORSE™

Foundation for Growth Established

Workhorse Accomplishments – last 16 months

- **Strengthened Organization**
  - Hired an experienced corporate leadership team
  - Doubled CV and Aero technical staffs
  - LEAN trained operational staff (MFG, SC, Quality)
  - Auto, CV and Aerospace industry expertise
- **Executing Product Roadmaps**
  - Class 3-6 CV last-mile delivery vehicles
  - Market & purpose driven drones
  - Entered contract manufacturing agreement
- **Modernized Facilities**
  - Relocated corporate and Aero headquarters
  - Established a CV technical center
  - Doubled & renovated manufacturing floorspace
  - Established technical & prototype centers
- **Resolved Legacy Issues**
  - Recalled and suspended C1000 production
  - Dropped USPS lawsuit
  - Settled Class Action and Derivative lawsuits
- **Financially Stable to Support Plans**
  - Converted RIDE equity stake to cash
  - Debt-free capital structure
  - Established ATM


HORSEFLY

Pioneering the transition to zero-emission commercial vehicles

© Copyright 2022 Workhorse. Confidential & Proprietary | 12

WORKHORSE™

Near-term Priorities

Execute Product Programs

- Complete pilot production of W750
- Maintain W56 program timing
- Complete C1000 testing
- Complete Horsefly and HALO flight testing

Ramp Up Production

- Continue ramp up of W4 CC production
- Begin manufacturing for Tropos 3-year contract
- Finalize W56 layout and production plans
- Finalize drone manufacturing layouts & Supply Chain

Grow Sales

- Secure new firm customer orders for drones & commercial vehicles
- Complete Stables & Stalls facility
- Establish back-office sales admin capability

Implement Common Systems

- Corporate administration – ERP (Q3 '23), HRM
- LEAN systems across manufacturing and supply chain

Build and sell trucks and drones to generate significant revenue in 2023

© Copyright 2022 Workhorse. Confidential & Proprietary | 13

Stabilizing, Fixing and Growing Workhorse ▪ We have made progress rebuilding our foundation ▪ We have enhanced our capabilities and are moving forward with an actionable product roadmap ▪ We are relentlessly focused on execution and have a strong financial foundation to fuel our plans Workhorse is creating value by making last - mile delivery as efficient and environmentally friendly as possible © Copyright 2022 Workhorse. Confidential & Proprietary | 14

© Copyright 2022 Workhorse. Confidential & Proprietary | 15 © Copyright 2022 Workhorse. Confidential & Proprietary | 15 “Ready to Run & Fly”

ANALYST DAY 2022

T echnology and Trends

© Copyright 2022 Workhorse. Confidential & Proprietary | 18 Agenda • Workhorse History and EV Commitment • Workhorse Design Process • Workhorse Product Roadmap • Workhorse Next Gen

WORKHORSE™

Two Decades of EV and Chassis Technology



1998 – UCBC Offers first EV Step Van

1999 – Workhorse Custom Chassis Established



2003-2006 – Launch of the W62 Class 5-6 Chassis

2005 – Workhorse Custom Chassis acquired by Navistar

A NAVISTAR COMPANY

2007 – AMP Electric Vehicles founded

2013 – AMP Electric vehicles acquires the assets of Workhorse Custom Chassis



2014 – First E-100 all-electric trucks deployed; Gen 2 developed

2015-2017 – eGen Electric Chassis produced with 360+ units and 9+ Million miles – WKHS developed battery packs and e-axle development



2016 – AMP rebrands as Workhorse Group

2017 – Horsefly development begins W15 Pickup announced





2016-2021 – nGen platform developed – WKHS developed batteries, wheel hub motors

2018-2021 – C Series Monocoque and low floor skateboard designs developed Central drive, independent suspension





2019 – Lordstown Motors founded and licenses W15 core technology

2021-2023 – W56 Ground-up chassis and vehicle design for volume production



2023+ – Launch of the W56 and development of the next-generation of last-mile delivery platforms

© Copyright 2022 Workhorse. Confidential & Proprietary | 19

WORKHORSE™

Pioneering the Transition to Zero-Emission Commercial Vehicles

- What is our product design philosophy?
  - Reliable, dependable delivery. Every time
  - Delight the customer
  - Be the best in what we do

- How do we achieve our goals?
  - Drive for best-in-class specifications
  - Source with suppliers who share our philosophy
  - Involve suppliers and buyers, assemblers and service members in every step of the design process
  - Always keep in mind:
    - Assemblers who build
    - Technicians who service
    - Operators who drive

- How do we measure our work?
  - Constantly track competitor specifications to assure best-in-class criteria
  - Build, measure, and validate our designs to eliminate discrepancies in parts and process
  - Consult with stakeholders in every step of the process
  - Design, validate and test to extreme conditions and for extended durations
  - Validate and test using vehicles assembled to production intent


Drone Integration
Patented drone pass through for easy aerial delivery.
WORKHORSE
Large Payload
Spacious cargo options to haul anything you need.
Operator Experience
Low-impact cab entry height and a seamless, level transition from cab to cargo help ease the body stress of repetitive movements.
Electric Drive
Captures kinetic energy from braking and converts it into power that is stored in the vehicle's battery.

© Copyright 2022 Workhorse. Confidential & Proprietary | 20

WORKHORSE™

Phase Gate Process


Customer Experience
Program-Project Phases and the Process
Voice of Customer
Customer Relationships and Support
Discovery and Innovation
New Product Planning
New Product Introduction
Post-launch Product Management
Market Insight & Strategy Gate 0
Concept
Feasibility
Definition
Development
Execution
Performance Management: Lifecycle
Initiation Review
Phase 0: Model Roll Out Development
Phase 1: Product Development
Phase 2: Program Vehicle Build
Phase 3: Manufacturing Readiness
Phase 4: Certification / Validation
Phase 5: Production Readiness
Phase 6: SOP / STC
Phase 7: Post Launch Review
0
1
2
3
4
5
6
7
Customer Feedback

Program Management

- Drive programs through the Product Development Process (PDP)
- Resource management
- Product strategy
- Coordination to ensure program win and execution

© Copyright 2022 Workhorse. Confidential & Proprietary | 21

Serves the Largest Segments of the CV Market 2022 2023 2024 2025 2026+ Aerial D eli v ery Drone Body T y pes Class 3 Bus Local Delivery Van Class 4 - 5 Service/Utility Truck Last Mile Delivery Local Delivery Step Van Class 6 - 7 Local Delivery Step Van Local Delivery Box Truck Local Reefer Box Truck W4 CC W750 HORSEFLY W56 © Copyright 2022 Workhorse. Confidential & Proprietary | 22

WORKHORSE™

W4 CC & W750 Highlights

The W4 CC/W750 is a zero-emission vehicle, designed to haul cargo for both mid- and last-mile routes

- Class 4 rated, 150-mile range
- Battery 118 kWh
- Charging: AC (11kW) & DC (60kW)
- Payload: 7,000lb CC, 5,000lb+ 750 with body
- 750+ cubic foot storage capacity
- Fuel Economy: 48 MPGe, 0.77 kWH/mile
- FMVSS and CMVSS certified


WORKHORSE

Available to Deliver Today:

- Early start to EV transition to meet customer sustainability goals
- Take advantage of incentive funding
- Zero-emission vehicle
- Improved TCO
- No noise pollution
- Better uptime
- Energy cost savings

© Copyright 2022 Workhorse. Confidential & Proprietary | 23

W750 Process/Design Confirmation Process confirmation builds taking place with plant and engineering on - site to complete the build while documenting issues and creating work instructions. © Copyright 2022 Workhorse. Confidential & Proprietary | 24

WORKHORSE™

W56 Highlights

SORP Q3 2023

The W56 is a fully capable medium duty chassis designed for last-mile delivery, high payload applications

- Class 5/6 rated, up to 150-mile range
- Battery 210 kWh
- Charging: AC (11kW) & DC (60kW)
- Payload: Best-in-Class for EV offerings
- 1000, 1200 cubic foot storage capacity
- FMVSS and CMVSS certified
- Available in Strip Chassis, Cab Chassis (2024) and Full Step Van (from launch)
- W56 delivering Q4 2023 in 178" WB variant – 208" and 168" to follow


WORKHORSE

© Copyright 2022 Workhorse. Confidential & Proprietary | 25

WORKHORSE™

W56 Benchmarking

Robust Design Process to Create Best-in-Class W56

- Design Process Example:
  - Benchmarking to industry standards and vehicle owner expectations for step van packages
  - Competing products were measured and evaluated to establish “state of the art” baseline

- Resulting W56 Design Achieves “Best in Class” in:
  - Vision – Downward Angle and Lateral
  - Step-in Heights
  - Operator Ergonomics
  - Turning Radius
  - Class 6 Gradability


Item # Feature
1 Ground to First step DS (U/D
2 Ground to bottom of Frame (
3 Ground to Floor (U/D)
4 Ground to H-Point (U/D)
5 Floor to Top of Seat pedesta
6 Front Axle to H-Point (Fore/A
7 Floor to Drivers Island (U/D)
8 Seat travel F/A
9 Seat travel U/D
10 First step DS to Second step DS (U/D)
11 Second step DS to Floor (U/D)
12 Ground to First step PS (U/D)
13 First step PS to Second step PS (U/D)
14 Second step PS to Floor (U/D)
Torso angle
Knee angle
Hip angle
Foot angle
Hip Point Machine (HPM-1)
41 X,Z H-Point LH-side
42 X,Z H-Point RH-side
43 X,Y,Z H-Point
44 X,Y,Z Heel point (RH Foot)
45 Hip Angle
46 LH Knee Angle
47 RH Knee Angle
48 LH Foot Angle
49 RH Foot Angle
50 Torso Angle

© Copyright 2022 Workhorse. Confidential & Proprietary | 26

W56 Program Build Process ▪ 13 Program Vehicle Builds began 11/1 and conclude 3/1 ▪ Build 1 Mfg. golden sample ▪ Build 2 long term durability – through Q2 23 ▪ Subsequent Builds for specific test programs ▪ All vehicles maintained to latest design record ▪ Validation, testing, sales and marketing builds through Q4 22 and Q1 23 © Copyright 2022 Workhorse. Confidential & Proprietary | 27

WORKHORSE™

W56 Chassis Design


Upper batteries offset toward passenger side to enable driver visibility improvement
High voltage power steering pump allows for consistent steering efforts regardless of loading
Battery Thermal Management system
COTS front suspension; Unique spring rates; Industry leading front caliper size
Propulsion electronics, charger and lower batteries assembled from bottom up. Allows service from below vehicle
Re-engineered frame rails and cross members provide stiff structure to minimize battery deflection from road inputs
Standard cabin HVAC Unit
E-axle rear drive COTS rear suspension Unique spring rates
Drive Thermal Management system
Cable Management Trays
Power Distribution Unit (PDU) includes DC-DC Converter

© Copyright 2022 Workhorse. Confidential & Proprietary | 28

WORKHORSE™

W56 Body Design

Cargo Box:
Composite walls with aluminum extruded supports



Cab Structure:
Molded Composite panels with aluminum extruded structure

Operator Ergonomics:
Representative buck created for testing

Rear Door:
Full Width x Full Height (86"x76") shutter door

Cab Surface:
Clean, updated traditional design



© Copyright 2022 Workhorse. Confidential & Proprietary | 29

WORKHORSE™

Horsefly™ Highlights

Building to Aerospace Standards



The ultimate high-efficiency EV package delivery system

Package Delivery: Changing How the World Delivers



Truck Integration | Precise Delivery System

Dynamic Data Collection: Make Informed, Rapid Decisions



Multispectral Cameras | LiDAR Sensors

Flight Control: Simple, Scalable Flight Control


Drag Me
Drone Dropoff Location

User-friendly flight planning | Define safety-compliant no-fly and recovery zones

Disaster Relief: Humanitarian Assistance Logistics Operations (HALO)


FIRST AID

Natural Disasters • Search & Rescue • Medical

HORSEFLY

© Copyright 2022 Workhorse. Confidential & Proprietary | 30

METRON Vehicle Telematics • Watch a vehicle live or check historical trips • Check trip aggregate data and graphical data • SOC, Speed, Distance, Energy Used, Battery Temps, Battery Voltages, Battery Current, Estimated Range, Estimated Time to Charge Complete • Customize graphs displayed • Over 2500 variables tracked © Copyright 2022 Workhorse. Confidential & Proprietary | 31

© Copyright 2022 Workhorse. Confidential & Proprietary | 32 Metron 2.0 Overview Tomorrow into 2024: ▪ Fleet management suite to help customers optimize their vehicles ▪ Maintenance tracking database and interface portal linked to work tickets and parts system ▪ Connection interface to bridge to compatible fleet and inventory systems ▪ A complete virtual learning environment with tools to instruct, measure, and provide feedback ▪ An online documentation database linked to other uses and packages Today: ▪ Vehicle performance and location tracking ▪ Remote vehicle updates ▪ Real time fault alerts ▪ Customizable reports ▪ Remote diagnostic and troubleshooting

WORKHORSE™

Serves the Largest Segments of the CV Market

Aerial Delivery	Drone	
		Body Types
Class 3	Bus	
Class 3	Local Delivery Van	
Class 4-5	Service/Utility Truck	
Class 4-5	Last Mile Delivery	
Class 4-5	Local Delivery Step Van	
Class 6-7	Local Delivery Step Van	
Class 6-7	Local Delivery Box Truck	
Class 6-7	Local Reefer Box Truck	


HORSEFLY
2022
2023
2024
2025
2026+
W4 CC
W750
W56
W "NEXT"

© Copyright 2022 Workhorse. Confidential & Proprietary | 33

ANALYST DAY 2022

Commercial Vehicles Business

© Copyright 2022 Workhorse. Confidential & Proprietary | 36 Agenda • Pillars of Execution • Market and Products • W orkhorse A d v an t ages • What’s Next in the Commercial Vehicles Business 36

Plant and Process ▪ Automotive - grade supply chain ▪ Production ready - to - run ▪ Room to grow © Copyright 2022 Workhorse. Confidential & Proprietary | 37 People ▪ Trained team at Workhorse Ranch (Factory) ▪ 100 ’s of years of vehicle engineering and launch experience at locations in the heart of the automotive Industry Product ▪ Purpose - designed, robust ▪ Comprehensive market coverage in Class 3 - 6 by 2025 ▪ Deliveries of W4CC starting from September 2022 Workhorse Commercial Vehicles Business Advantages Workhorse has the right products, and the team to design, source, build, sell, deliver and service existing vehicles and new vehicles.

WORKHORSE™

CV Pillars of Execution

Strong, Capable Teams – Experienced Leaders
- Built out the team, adding talent and leadership at all levels
- Added new locations to access needed talent pools
- Ensured we have the software and hardware tools to enable the success of our teams

Sales and Service
- Initial effort follows incentives
- Business development activity in largest markets
- National reach with low-overhead through dealers and partners

Operational Excellence
- Process-driven to ensure repeatable success
- Supply-Chain continuity through Automotive-grade supply-chain partnerships
- Manufacturing at world-class level, founded on lean-principles

Software
- 9M EV miles in our Metron® telematics database
- Metron® 2.0 launching in 2023

Product Engineering
- Design for the use case, not buzzwords
- Robust, High Quality, Easily Serviceable. Flexible body options
- Market-leading payloads, Competitive range


Sales and Service
Operational Excellence
Software
Engineering
Strong, Capable Teams
Experienced Leaders

© Copyright 2022 Workhorse. Confidential & Proprietary | 38

WORKHORSE™

Strong, Experienced Leadership Team with 500+ Yrs. Experience


Ryan Gaul
President, Commercial Vehicles
20+
Josh Anderson
Chief Technology Officer
20+
Jim Peters
Vice President
Supply Chain & Procurement
35+
Brad Hartzell
VP Manufacturing
& Program Mgmt
25+
Scott Loomis
Executive Director
Quality
30+
Rich Brown
Plant Manager
30+
Renee Stephens
Director
Data Analytics &
Field Services
35+
Christina Ameigh
VP Sales &
Marketing
20+
Jason Chambers
Sales Manager
Western USA
20+
Brian Beaulieu
Sales Manager
Northeast &
Canada
25+
Dave Bjerke
VP Product Development
45+
Ken Knettle
SME
Electrical
35+
Hadrian Rori
SME
Chassis
35+
David Reed
SME
Body
35+
Jason McConnell
SME
Software &
Controls
25+
Surya Sundaram
Director
Purchasing &
Supplier Quality
25+
Michael Gray
Director
Production Control
& Logistics
25+
Salvador Ortiz
SQE Manager
25+
120+
Manufacturing Operations
65+
Sales
175+
Engineering
75+
Supply-Chain Operations

© Copyright 2022 Workhorse. Confidential & Proprietary | 39

Workhorse Products Serve the Largest Segments of the CV Market ▪ Workhorse product lines provide comprehensive market coverage within the Commercial Vehicle Market. We are targeting a TAM of > $15B. ▪ Workhorse’s Commercial Vehicle business is scaled to be cash - positive even at small market - shares < 5%, with the ability to scale quickly. © Copyright 2022 Workhorse. Confidential & Proprietary | 40

Incentive Landscape and Key Markets West Coast ▪ California HVIP, $690M, CL4 $40k CL5/6 $60k South Central ▪ Texas 10 programs, $65M, 80% of vehicle and/or 25 units East Coast ▪ New York / NJ 2 voucher programs, $77M, CL4 $75k CL5 $85k CL6 $100k Incentives continue to be critical to sales of EVs and our focus will first be on markets where state incentives are available. With Business Development focused on large customer fleets and regions where demand exists outside of incentive programs 120 incentive programs actively monitored across key markets West 25 0 K+ Trucks Northea s t 350K+ Trucks S outh 50 0 K+ Trucks © Copyright 2022 Workhorse. Confidential & Proprietary | 41

© Copyright 2022 Workhorse. Confidential & Proprietary | 42 4,300+ ZEV California HVIP vouchers submitted in 2021/22 ▪ Despite the large number of vouchers awarded by California HVIP, 93.3% remained unredeemed by October 2022. ▪ The majority of redeemed vouchers (72%) are for buses. ▪ Nobody is delivering EV step vans and box trucks – an opportunity for Workhorse in 2023.

WORKHORSE™

W4 CC & W750 Highlights

Available to deliver in 2022 / 2023

The W4 CC/W750 is a zero-emissions vehicle, designed to haul various cargo and take on both mid and last-mile routes

- Class 4 rated, 150-mile range
- Payload: 7,000lb CC, 5,000lb+ 750 with body
- 750+ cubic foot storage capacity
- W4 CC delivering from September in USA
- W750 delivering Q1 2023, with demo vehicles available from January, 2023


WORKHORSE
W750


W4 CC

Available to Deliver Today:

- Early start to EV transition to meet customer sustainability goals
- Take advantage of incentive funding
- Zero-emissions
- Improved TCO
- No noise pollution
- Better uptime
- Energy cost savings

© Copyright 2022 Workhorse. Confidential & Proprietary | 43

WORKHORSE™

W56 Product Update

Launching Q3 2023


WORKHORSE





CL5-6, Best-in-Class payloads, up to 150-mile range

- Program vehicle builds have begun. First is complete and next builds underway.
- Building 12 vehicles in the next six months for testing and ensuring we have the right parts, assembly process, training and tools to launch successfully
- Market introduction at NTEA Work Truck Week March 7-10, 2023

W56 is on track. Launching W56 flawlessly is our most important task in 2023.

© Copyright 2022 Workhorse. Confidential & Proprietary | 44

WORKHORSE™

Workhorse Care for Fleets – Uptime Guarantee

Comprehensive software solution, field support and maintenance program

Preventive & Corrective Maintenance

Flexible corrective warranty determination and regular preventive maintenance ensures high vehicle performance and prevents equipment issues

Service Software & Remote Diagnostics

Remote monitoring, configurable modules with real-time alerts and tickets captured for centralized asset management in Workhorse Service Platform

Parts Replacement

Guranteed ship times for service parts (including vendor network) and certified technicians to ensure part fit

Reporting

Real-time fleet dashboard and reporting to continuously improve the Workhorse EV experience

Performance Service Level Agreements (SLAs)

Competitive uptime performance warranty and SLAs to ensure partners get the most use of their equipment

Start, scale, streamline and save

© Copyright 2022 Workhorse. Confidential & Proprietary | 45

Room to Grow 212K square feet of production space, 218K square feet of material storage space, test track, customer experience center, vehicle storage on almost 100 acres of land. The Workhorse Ranch has plenty of room for future expansion. © Copyright 2022 Workhorse. Confidential & Proprietary | 46

Vehicle launches will continue throughout 2023, 2024 and 2025, consisting of both model year changes, and new vehicle launches 2023 - 2024 Product Plans © Copyright 2022 Workhorse. Confidential & Proprietary | 47

Plant and Process ▪ Automotive - grade supply chain ▪ Production ready - to - run ▪ Room to grow © Copyright 2022 Workhorse. Confidential & Proprietary | 48 People ▪ Trained team at Workhorse Ranch (Factory) ▪ 100 ’s of years of vehicle engineering and launch experience at locations in the heart of the automotive Industry Product ▪ Purpose - designed, robust ▪ Comprehensive market coverage in Class 3 - 6 by 2025 ▪ Vehicles available to deliver today Workhorse Commercial Vehicles Business Advantages Workhorse has the right products, and the team to design, source, build, sell, deliver and service existing vehicles and new vehicles.

ANALYST DAY 2022

Aero Orientation

Growing Business Targeting Large Addressable Markets ▪ The market demands it = OPPORTUNITY! ▪ Sustainability & cost in the last mile drives it ▪ Two market segments growing significantly – Package delivery – Agricultural & infrastructure data ▪ Capable, high - quality products – Safe and compliant – Reliable – Market - leading payload, meaningful range – Quiet 1Rodrigues et al., 2022, Patterns 3, 100569 August 12, 2022 © Copyright 2022 Workhorse. Confidential & Proprietary | 51

WORKHORSE™

People and Experience

275 years specific aerospace experience on the team



John Graber

President, Workhorse Aero

20+ years of C-level experience in public and private aerospace industry. Former President & CEO of Global Aviation Holdings.



Mike Gerdes

VP, Flight Operations and Engineering

37 years aviation & airline experience. Former VP Flight Operations for two air carriers.



Jarod Patton

Director of Engineering

Broad experience in systems engineering, development and testing for both government & private sector.



Joe McCulloch

VP, Aero Production and Supply Chain

20+ years sr. exec. operations and financial roles in the automotive industry at public, private and private equity held organizations.



Rob Heber

Director, Government Programs

Army Officer & Ranger Leader for 25 years. Has utilized Unmanned Aerial Systems (UAS) in support of intelligence, surveillance & reconnaissance since 2001.



Walt McLarty

Director of Quality

34 years in aircraft maintenance. AMP licensed technician, familiar with all aspects of aircraft maintenance.



Alan Skipworth

Chief Pilot

10 years experience with manned & unmanned aircraft. 107 certified & manned commercial pilot certified. Flight curriculum development and instruction.



Kayland Teemer

Aero HR and DEI

20+ years expertise in building high-performance teams, developing executive-level client relationships, and driving top and bottom-line growth. Retired Army.



Myron Wright

Commercial and Regulatory Strategy

35+ years with UPS as UAS Attorney and former President of UPS Flight Forward. Current UAS/UAM consultant.



Chet Fuller

Commercial Sales and Marketing

30+ years aviation industry experience. Former CCO Norsk Titanium, SVP Bombardier Commercial Aircraft and President GE Aviation Civil Systems Division.

© Copyright 2022 Workhorse. Confidential & Proprietary | 52

WORKHORSE™ Aero

5+ Years in Development ▪ Safe, reliable family of aircraft and systems – High quality construction – FAA - compliant design, procedures, manuals, and training ▪ Carry a significant payload for a significant distance ▪ Winch and servo payload delivery systems ▪ Package delivery and sensor operations ▪ 8 granted patents, 16 in - work ▪ Very quiet platform with a low annoyance profile ▪ Truck integration ▪ Sales revenue expected to start in 2023 © Copyright 2022 Workhorse. Confidential & Proprietary | 53

© Copyright 2022 Workhorse. Confidential & Proprietary | 54 Aircraft and Systems ▪ Ability to fly in the National Airspace System (NAS) ▪ Small Uncrewed Aerial Systems (sUAS) – A special category under the FAA regulations – < 55 pounds max weight – < 100 MPH – < 400’ above ground level maximum altitude ▪ Spare parts ▪ Service ▪ Sub - systems (ground control station, winches, servos, sensors, truck integration, parachutes) These are conforming aircraft with supporting processes and systems – not toys

Horsefly Œ ▪ Carries up to 10 pounds 10 miles ▪ In the FAA type certification pipeline since 2020 ▪ Delivers and picks up with a 30’ winch or rapid - drop servo ▪ 45 - minute flight time (20 knots with ISR sensors) ▪ Metron Air (patent pending); Software - as - a - Service (SAAS), supports Beyond Visual Line of Sight (BVLOS) operations 55 © Copyright 2022 Workhorse. Confidential & Proprietary | 55

Falcon Aircraft ▪ 142 days from initial concept to completed product ▪ Humanitarian Aid and Logistics Operations (HALO) ▪ Ruggedized construction for austere conditions – Emphasizes payload (> 10 pounds) & range (> 10 miles) – Simple package delivery servo – Heavy - duty tactical cowling – Enhanced physical and cyber security Presentation Title © Copyright 2022 Workhorse. Confidential & Proprietary | 56

The Global Opportunity Worldwide civil drone production will more than triple by 2029. - Teal Group, 2021 © Copyright 2022 Workhorse. Confidential & Proprietary | 57

Early Innings of Growing Demand “Rising use of drones, advancements in technology, and relaxation in government policies will likely drive growth of the drone delivery services market.” - Future Markets Insights, 2022 Source: Teal Group: World Civil UAS Market Forecast 2020/21 Edition © Copyright 2022 Workhorse. Confidential & Proprietary | 58

A Logistics Company Example ▪ Volume supports > 1,000,000 drone deliveries per day ▪ Implies a drone fleet thousands of aircraft ▪ UPSFF was the first FAA - certified Part 135 “Drone Airline” ▪ Operating in Florida, Kentucky, and North Carolina All major delivery companies are working to expand drone operations © Copyright 2022 Workhorse. Confidential & Proprietary | 59

Agriculture is a More Mature Market Demand grows as farmers, governments and others use big data Teal Group: World Civil UAS Market Forecast 2020/21 Edition © Copyright 2022 Workhorse. Confidential & Proprietary | 60

Workhorse Aero Advanced Air Mobility & Scanning

Federal & State Partnership Program


NORTH DAKOTA
MICHIGAN
OHIO
ARKANSAS
MISSISSIPPI

- BVLOS / AAM
- USDA NRCS LiDAR and Multi Spectral scanning of historically disadvantaged Farmers and Ranchers

© Copyright 2022 Workhorse. Confidential & Proprietary | 61

WORKHORSE™
Aero

▪ Extremely accurate surveys – Spans – Heights – Relief – Measurement across every axis ▪ Find levee and dam issues earlier ▪ Land and plant elevations ▪ Erosion and runoff LiDAR Light Detection and Ranging …create precise, fresh, usable data about the land © Copyright 2022 Workhorse. Confidential & Proprietary | 62

USDA NRCS R&D Project – Recent UAV Imaging ▪ Elevation models of the ground and objects in the area ▪ Allows calculation of the area and risk to structures near the levy if a failure were to occur ▪ Detect obstructions in drainage systems ▪ RGB data overlay provides an excellent understanding of all obstructions ▪ Map erosion effects ▪ Detect and track small terrain changes © Copyright 2022 Workhorse. Confidential & Proprietary | 63

WORKHORSE™

Competitor Comparison

Workhorse Horsefly and Falcon have industry-leading payload to weight ratios for 4-rotor sUAS "Quad Copter"

Market Demand	Horsefly / Falcon	Competitors	Workhorse Advantage
Payload	10 lbs.	Average 5.5 lbs.	90% Greater Payload
Range	10 miles 45 mins	Average 7 miles Average 32 mins	43% Greater Range 41% Greater Time
Gross Weight	28 / 23 lbs.	Average 35 lbs.	20% Lighter Aircraft (HF) 34% Lighter Aircraft (F)

- Payload is the market demand
- Workhorse holds a distinct lead with 90% greater payload than our avg. competitor
- Workhorse weight-to-payload ratio is industry leading
- Workhorse holds truck/drone integration patent
- Workhorse can fly multiple aircraft simultaneously using proprietary software

<u>The total addressable market is significant</u>





© Copyright 2022 Workhorse. Confidential & Proprietary | 64

WORKHORSE™
Aero

© Copyright 2022 Workhorse. Confidential & Proprietary | 65 We are well positioned © Copyright 2022 Workhorse. Confidential & Proprietary | 65

Established Our Factory Floor ▪ Mason, OH ▪ 75,000 sq. ft. facility ▪ Initial cadre of assembly associates in initial training ▪ Facility supports every required discipline ▪ SORP Q2 2023 ▪ Production capacity greater than 5,000 units in 2025 © Copyright 2022 Workhorse. Confidential & Proprietary | 66

Summary ▪ Our team has deep aerospace expertise ▪ Differentiated and complementary product lines ▪ High - quality systems – Carry more – Carry it farther – Quieter ▪ Strong demand in package delivery and data acquisition marketplaces ▪ Entering SORP Q1 2023 © Copyright 2022 Workhorse. Confidential & Proprietary | 67 © Copyright 2022 Workhorse. Confidential & Proprietary | 67

ANALYST DAY 2022

Stables & Stalls

▪ Created a subsidiary that owns a local FedEx Ground delivery contract in Lebanon, Ohio. Includes 10 internal combustion engine trucks and vans ▪ Leased a maintenance and service facility, or ‘Stable,’ adjacent to FedEx Lebanon distribution facility and installed 10 Level 2 EV chargers, the ‘Stalls’ ▪ Electrification of the fleet has begun, all vehicles expected to be converted to EV by the end of Q2 2023 ▪ Developing a ‘White Paper’ to define successful model of ICE to EV conversion for independent contractors, including field - based data on total cost of ownership Stables & Stalls Launched fleet electrification platform to serve independent contractors and operators © Copyright 2022 Workhorse. Confidential & Proprietary | 70

WORKHORSE™

Overview of Stables by Workhorse

- Location supporting last mile delivery hubs
  - Charging stations
  - Maintenance bay (mobile serviced)
  - Driver lounge
- Independent contractor (IC) IT platform
  - Target smaller, independent fleets (10-50 vehicles)
  - Comprehensive owner/manager/driver interface/app
  - Frictionless management of;
    - Vehicles
    - Charging
    - Maintenance
- Enabling the IC environment for:
  - Last Mile: FedEx (Ground), others
  - Any Other IC distribution model, government fleets


STABLES
BY WORKHORSE

© Copyright 2022 Workhorse. Confidential & Proprietary | 71

WORKHORSE™

Key Workstream/Initiatives to Implement Roadmap

Launch First Stable & Stalls EV Depot

- Launch Cincinnati EV Depot
- Deliver First Electrified Package
- Transition all ICE Vehicles to EV
- Full Electrification of Site
- Monitor all cycle time metrics and measures

Test…Monitor…Measure and Optimize

- Monitor all cycle time metrics and measures
- Financial Metrics vs Assumptions
- EV Fleet Optimization
- Charging Metrics vs Assumptions
- White Paper Development

FedEx has 500+ Ground stations and 120+ Hubs as part of Ground network, operated by ~5,300 independent contractors with ~75,000-100,000 vehicles, where ~80% are dedicated to "last mile" package and delivery.

© Copyright 2022 Workhorse. Confidential & Proprietary | 72

ANALYST DAY 2022

CFO Overview

Recent Steps to Strengthen Financial Position © Copyright 2022 Workhorse. Confidential & Proprietary | 75 Removing overhang and creating foundation for growth Over the past 16 months, the new management has taken significant steps to stabilize the Company’s financial position: • Created debt - free balance sheet • Reduced cash burn • Put in place a $175 million ATM to allow access for capital • Consolidated inventory to one location • Converted inactive assets to cash • Resolved key lawsuits, removing uncertainty

Current Financial Position Providing stability and resources to execute on our product roadmaps Monthly net cash requirements of $9 million D E BT Z ero debt © Copyright 2022 Workhorse. Confidential & Proprietary | 76 $120M in cash and cash equivalents Access to additional $175M via A T M

Positioned for Growth © Copyright 2022 Workhorse. Confidential & Proprietary | 77 Focused on near - term execution and maintaining solid financial position to drive growth ▪ Refining 2022 guidance: – Expect to manufacture and deliver approximately 25 - 100 vehicles – Expect to generate between $5 and $15 million in revenue – Significant port delays impacting timing of our customer shipments ▪ Expect 2023 capital expenditure to be in range of $20 - 30 million; approximately equal to 2022 ▪ Expect 2023 cash requirements similar to 2022 ▪ Expect to generate significant revenue growth in 2023: – Primarily from building and delivering W4 CC, W750 and W56 vehicles to customers – Growing Stables & Stalls offering – Secure contracts and start production in Aero

ANALYST DAY 2022